EXHIBIT 10.16(5)

               FIFTH AMENDMENT TO AMENDED AND RESTATED CONSIGNMENT
                          AGREEMENT DATED MAY 27, 1997

      This Fifth Amendment to Amended and Restated Consignment Agreement (hereinafter, the "Amendment") is made as of this ___ day of May, 2000 by and between AMI DODUCO GmbH, formerly known as Albert Thorp Holding GmbH, also known as DODUCO, GmbH, a German corporation with its principal office in Pforzheim, Germany, AMI DODUCO ESPANA, SA, also known as DODUCO ESPANA, SA, a Spanish limited liability company with its principal office in Madrid, Spain, AMI DODUCO ITALIA, S.R.L. an Italian corporation with its principal office in Viale Brianza, Italy (hereinafter, individually and collectively, the "Consignee"), TECHNITROL, INC., a Pennsylvania corporation with its principal office in Trevose, Pennsylvania (hereinafter, "Technitrol") and SOVEREIGN BANK, as successor in interest to FLEET NATIONAL BANK, formerly known as BANKBOSTON, N.A. successor by merger with RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association (hereinafter, the "Consignor"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

      WHEREAS, the Consignee and Technitrol executed and delivered to the Consignor a certain Amended and Restated Consignment Agreement dated May 27, 1997, as amended by (i) a certain First Amendment dated August 5, 1997, (ii) a certain Second Amendment dated September 10, 1997, (iii) a certain Third Amendment dated October 1, 1997, and (iv) a certain Fourth Amendment dated __________________________________ (hereinafter, as amended, the "Agreement")
pursuant to which, among other things, the Consignor established in favor of the Consignee a consignment arrangement with a current Consignment Limit of $35,000,000.00; and

      WHEREAS, the Consignee has requested that the Consignor modify the definition of "Consignee" to provide for the addition of AMI Doduco Italia, S.R.L., an Italian corporation, as an additional "Consignee" under the Agreement and further requested that the Consignor continue to consign Precious Metals to the Consignees (including, without limitation, AMI Doduco Italia, S.R.L.) in accordance with the terms of the Agreement; and

      WHEREAS, the Consignor has indicated its willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

      WHEREAS, the Consignee and Technitrol have determined that this Amendment is in their best interests.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The Consignee and Technitrol acknowledge and agree that the Consignee and Technitrol have no offsets, defenses, claims or counterclaims against the Consignor with respect to

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the Agreement or any other document, instrument or agreement executed and delivered by the Consignee or Technitrol to the Consignor in connection therewith and, to the extent that the Consignee or Technitrol have any such offsets, defenses, claims or counterclaims, the Consignee and Technitrol hereby affirmatively WAIVE any such offsets, defenses, claims or counterclaims and specifically RELEASE the Consignor from any liability on account thereof

      2. The Agreement is hereby amended to include AMI Doduco Italia, S.R.L., an Italian corporation with its principal office at Lentate sul Seveso (MI), Viale Brianza (strada per Meda), Italy, within the definition of "Consignee", as used in the Agreement.

      3. Technitrol hereby acknowledges and agrees that the Unlimited Guaranty dated as of December 16, 1996, as amended and confirmed by a certain Agreement dated as of December 22, 1999, guarantying the Obligations (as defined therein) of the Consignee to the Consignor is hereby ratified, confirmed and reaffirmed in all respects and shall remain in full force and effect as originally written guarantying the prompt, punctual and faithful payment and performance of all obligations and liabilities of the Consignee (including, without limitation, AMI Doduco Italia, S.R.L.) to the Consignor including, without limitation, those obligations and liabilities of the Consignee to the Consignor under the Agreement, as amended hereby.

      4. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Consignee, Technitrol, and the Consignor, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Agreement or any provision under any other agreement, document or instrument between the Consignee, Technitrol and the Consignor shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Consignor, then by a duly authorized officer thereof.

      5. Except as specifically modified herein, the Agreement shall remain in full force and effect as originally written and the Consignee and Technitrol hereby ratify, confirm and reaffirm all terms and conditions contained therein and further ratify, confirm and reaffirm all representations and warranties made therein as of the date hereof.

      6. This Amendment shall be construed in accordance with and governed by the laws of the State of Rhode Island and shall take effect as a sealed instrument.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

                                      AMI DODUCO, GmbH


                                      By:   /s/ Albert Thorp, III
                                           ----------------------------------

                                      Name:    Albert Thorp, III
                                             --------------------------------

                                      Title:    Managing Director
                                              -------------------------------


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                                      AMI DODUCO ESPANA, SA


                                      By:    /s/ Albert Thorp, III
                                         ---------------------------------------

                                      Name:    Albert Thorp, III
                                           -------------------------------------

                                      Title:    Vice President
                                            ------------------------------------


                                      AMI DODUCO ITALIA, S.R.L.


                                      By:    /s/ Albert Thorp, III
                                         ---------------------------------------

                                      Name:    Albert Thorp, III
                                           -------------------------------------

                                      Title:    Chairman
                                            ------------------------------------


                                      TECHNITROL, INC.


                                      By:   /s/ Albert Thorp, III
                                         ---------------------------------------

                                      Name:     Albert Thorp, III
                                           -------------------------------------

                                      Title:  Vice President - Finance and Chief
                                            ------------------------------------
                                      Financial Officer
                                      -----------------

SOVEREIGN BANK, as successor in interest to FLEET NATIONAL BANK, formerly known as BANKBOSTON, N.A., successor by merger with RHODE ISLAND HOSPITAL TRUST NATIONAL BANK.


By:  /s/ Elizabeth Sousa
   ------------------------------

Name:   Elizabeth Sousa
     ----------------------------

Title:    Vice President
      ---------------------------


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